Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 20% Portfolio
March 31, 2023
VF20-NPRT1-0523
1.847118.116
Equity Funds - 25.9%
	Shares	Value ($)
Fidelity Canada Fund (a)	27,320	1,664,870
Fidelity Commodity Strategy Fund (a)	22,846	2,222,893
Fidelity Contrafund (a)	100,976	1,341,972
Fidelity Emerging Markets Discovery Fund (a)	480,469	7,024,458
Fidelity Emerging Markets Fund (a)	434,936	14,809,570
Fidelity Equity-Income Fund (a)	39,466	2,529,009
Fidelity Global Commodity Stock Fund (a)	348,105	6,342,478
Fidelity Gold Portfolio (a)	404,109	10,118,894
Fidelity Hedged Equity Fund (a)	221,539	2,195,448
Fidelity Infrastructure Fund (a)	67,052	806,634
Fidelity International Capital Appreciation Fund (a)	156,621	3,718,173
Fidelity International Discovery Fund (a)	105,964	4,517,235
Fidelity International Enhanced Index Fund (a)	484,834	4,945,303
Fidelity International Small Cap Fund (a)	67,772	1,965,387
Fidelity International Small Cap Opportunities Fund (a)	131,210	2,506,111
Fidelity International Value Fund (a)	333,751	2,963,706
Fidelity Large Cap Value Enhanced Index Fund (a)	50,303	723,360
Fidelity Low-Priced Stock Fund (a)	58,721	2,742,865
Fidelity Overseas Fund (a)	330,061	18,384,412
Fidelity Real Estate Investment Portfolio (a)	154,538	5,948,173
Fidelity U.S. Low Volatility Equity Fund (a)	972,961	9,933,933
Fidelity Value Discovery Fund (a)	37,050	1,270,439
VIP Stock Selector All Cap Portfolio Investor Class (a)	11,529,859	101,462,760
TOTAL EQUITY FUNDS (Cost $212,967,549)		210,138,083

Fixed-Income Funds - 54.0%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	2,025,012	18,387,110
Fidelity High Income Fund (a)	815,085	6,023,477
Fidelity Inflation-Protected Bond Index Fund (a)	1,107,634	10,334,225
Fidelity Long-Term Treasury Bond Index Fund (a)	569,492	6,122,039
Fidelity New Markets Income Fund (a)	133,940	1,545,671
Fidelity Total Bond Fund (a)	20,655,344	197,051,981
VIP Investment Grade Bond II Portfolio - Investor Class (a)	20,646,997	198,004,705
TOTAL FIXED-INCOME FUNDS (Cost $450,641,036)		437,469,208

Money Market Funds - 19.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.86% (b)	2,609,437	2,609,959
Fidelity Investments Money Market Government Portfolio Institutional Class 4.76% (a)(c)	158,040,480	158,040,480
TOTAL MONEY MARKET FUNDS (Cost $160,650,439)		160,650,439

U.S. Treasury Obligations - 0.4%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.41% to 4.93% 4/6/23 to 6/8/23 (e) (Cost $3,278,225)	3,300,000	3,279,232

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $827,537,249)	811,536,962
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(690,248)
NET ASSETS - 100.0%	810,846,714

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	103	Jun 2023	10,796,975	454,695	454,695
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	44	Jun 2023	2,190,100	78,642	78,642

TOTAL EQUITY INDEX CONTRACTS					533,337

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	57	Jun 2023	6,241,945	132,143	132,143

TOTAL PURCHASED					665,480

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	241	Jun 2023	49,859,888	(2,924,289)	(2,924,289)

TOTAL FUTURES CONTRACTS					(2,258,809)
The notional amount of futures purchased as a percentage of Net Assets is 2.4%
The notional amount of futures sold as a percentage of Net Assets is 6.1%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,279,232.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.86%	4,033,248	15,956,600	17,379,889	67,230	-	-	2,609,959	0.0%
Total	4,033,248	15,956,600	17,379,889	67,230	-	-	2,609,959

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	1,378,388	317,081	100,554	-	(3,077)	73,032	1,664,870
Fidelity Commodity Strategy Fund	3,435,327	-	1,063,269	-	(346,537)	197,372	2,222,893
Fidelity Contrafund	1,445,287	22,818	259,115	21,089	3,277	129,705	1,341,972
Fidelity Emerging Markets Discovery Fund	6,739,780	10,933	75,256	-	(6,305)	355,306	7,024,458
Fidelity Emerging Markets Fund	12,284,109	2,110,341	663,300	-	(152,415)	1,230,835	14,809,570
Fidelity Equity-Income Fund	3,191,190	4,322	687,737	871	72,612	(51,378)	2,529,009
Fidelity Floating Rate High Income Fund	23,455,231	506,613	5,884,632	399,939	(145,988)	455,886	18,387,110
Fidelity Global Commodity Stock Fund	10,302,333	52,311	3,757,770	-	945,788	(1,200,184)	6,342,478
Fidelity Gold Portfolio	-	10,390,685	290,728	-	(17,860)	36,797	10,118,894
Fidelity Hedged Equity Fund	2,105,509	1,328	-	1,328	-	88,611	2,195,448
Fidelity High Income Fund	6,064,330	112,926	245,143	78,940	(13,110)	104,474	6,023,477
Fidelity Inflation-Protected Bond Index Fund	9,793,899	607,845	408,569	979	(13,138)	354,188	10,334,225
Fidelity Infrastructure Fund	-	822,714	16,831	-	(308)	1,059	806,634
Fidelity International Capital Appreciation Fund	2,795,765	667,738	160,828	-	3,604	411,894	3,718,173
Fidelity International Discovery Fund	3,601,493	831,919	210,403	-	(2,281)	296,507	4,517,235
Fidelity International Enhanced Index Fund	3,858,739	904,366	187,257	-	(3,807)	373,262	4,945,303
Fidelity International Small Cap Fund	1,547,864	365,485	83,677	-	1,596	134,119	1,965,387
Fidelity International Small Cap Opportunities Fund	2,314,879	14,954	-	-	-	176,278	2,506,111
Fidelity International Value Fund	2,383,180	557,907	110,106	-	(965)	133,690	2,963,706
Fidelity Investments Money Market Government Portfolio Institutional Class 4.76%	166,262,113	2,647,208	10,868,841	1,754,333	-	-	158,040,480
Fidelity Large Cap Value Enhanced Index Fund	876,309	2,089	159,347	-	14,930	(10,621)	723,360
Fidelity Long-Term Treasury Bond Index Fund	3,890,763	2,191,275	211,622	38,653	(28,378)	280,001	6,122,039
Fidelity Low-Priced Stock Fund	3,914,990	4,389	1,241,403	-	52,043	12,846	2,742,865
Fidelity New Markets Income Fund	1,591,971	30,883	81,714	19,555	(15,619)	20,150	1,545,671
Fidelity Overseas Fund	14,257,471	3,360,897	794,403	-	16,739	1,543,708	18,384,412
Fidelity Real Estate Investment Portfolio	5,971,621	33,983	245,141	-	(8,463)	196,173	5,948,173
Fidelity Total Bond Fund	188,763,112	11,774,995	7,869,475	1,906,274	(26,788)	4,410,137	197,051,981
Fidelity U.S. Low Volatility Equity Fund	18,318,297	78,147	8,331,176	-	(194,963)	63,628	9,933,933
Fidelity Value Discovery Fund	1,571,764	2,386	269,326	-	43,558	(77,943)	1,270,439
VIP Investment Grade Bond II Portfolio - Investor Class	188,816,281	10,768,504	7,869,432	80,222	(160,871)	6,450,223	198,004,705
VIP Stock Selector All Cap Portfolio Investor Class	114,102,757	357,971	22,049,221	-	(3,472,487)	12,523,740	101,462,760
	805,034,752	49,555,013	74,196,276	4,302,183	(3,459,213)	28,713,495	805,647,771

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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